**** CONFIDENTIAL PORTION has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by four asterisks.

             TENTH AMENDMENT TO CONTRACT FOR ALASKA ACCESS SERVICES


    This TENTH AMENDMENT TO THE CONTRACT FOR ALASKA ACCESS SERVICES ("Tenth Amendment") is effective as of the 1st day of May, 2006 ("Effective Date"), by and between GENERAL COMMUNICATION, INC. and its wholly owned subsidiary, GCI COMMUNICATION CORP., both Alaska corporations (together, "GCI") with offices located at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503-2781 and MCI COMMUNICATIONS SERVICES, INC. d/b/a Verizon Business Services (successor-in-interest to MCI Network Services, Inc., which was formerly known as MCI WORLDCOM Network Services ("Verizon"), with offices located at 1133 19th Street, N.W., Washington, D.C. 20036 (GCI with Verizon, collectively, the "Parties," and individually, a "Party").

                                    RECITALS

    WHEREAS, GCI and Verizon entered into that certain Contract for Alaska Access Services dated January 1, 1993 ("Original Agreement"), as amended by (i) the First Amendment to Contract for Alaska Access Services dated as of March 1, 1996, (ii) the Second Amendment to the Contract for Alaska Access Services dated as of January 1, 1998, (iii) the Third Amendment to Contract for Alaska Access Services dated as of March 1, 1998, (iv) the Fourth Amendment to Contract for Alaska Access Services dated as of January 1, 1999, (v) the Fifth Amendment to Contract for Alaska Access Services dated as of August 7, 2000, (vi) the Sixth Amendment to Contract for Alaska Access Services dated as of February 14, 2001,
(vii) the Seventh Amendment to Contract for Alaska Access Services dated as of March 8, 2001, (vii) the Eighth Amendment to the Contract for Alaska Access Services dated as of July 1, 2003 and (viii) the Ninth Amendment to the Contract for Alaska Access Services dated as of January 23, 2005 (collectively, "Agreement") which set forth the general terms and conditions under which GCI provides certain telecommunications services to Verizon; and,

    WHEREAS, the Parties have agreed to change the amount of certain credits under the Agreement, as described below,



                                    AGREEMENT

    NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

     1. Definitions of Terms. All capitalized terms used in the Tenth Amendment

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
                           **** CONFIDENTIAL TREATMENT

     but not defined herein shall have the meanings given to such terms in the Agreement. Additionally, any reference to Verizon in this Tenth Amendment shall be a reference to MCI in the Original Agreement, as amended, and visa versa.

     2. Rates and Charges. Section 2.B.9 of the Agreement shall be deleted in its entirety and the following inserted in its place:

         2.B.(9) Verizon **** and **** Services. Verizon **** and **** Services shall be **** GCI FCC Tariff #1 and **** shall reflect the requested terrestrial or satellite ****. Each month GCI shall calculate the total **** Verizon **** and **** Service **** for all **** requirements of **** and below and **** will be calculated and applied as follows:

                 **** Verizon Northbound Traffic **** and shall be identified on such **** as ****; and

                 **** Verizon Southbound Traffic **** and shall be identified on such **** as ****.

         Further, during ****, GCI shall calculate the total **** Verizon **** and **** Service **** for all **** requirements of **** or **** services and **** will be calculated and applied as follows:

                 **** Verizon Northbound Traffic **** and shall be identified on such **** as ****; and

                 **** Verizon Southbound Traffic **** and shall be identified on such **** as ****.

         During **** and each ****, the **** shall be subject to **** based on **** northbound and southbound **** Verizon transports on GCI's network **** (the "Total Annual Verizon ****"), as follows:

                 Should the Total Annual Verizon **** equal or exceed ****, then GCI shall provide Verizon with a ****; and

                 Should the Total Annual Verizon **** not exceed ****, then GCI shall provide Verizon ****.

         In the event that any of the above **** cannot be fully used ****, the remaining amount of such **** as directed by Verizon or **** Verizon upon request.

                           **** CONFIDENTIAL TREATMENT

3. ****. Verizon acknowledges and agrees that the **** and the **** are both being **** by **** under this Tenth Amendment, as described above. In consideration for GCI's agreement hereunder to increase these ****, which is good and valuable consideration, the sufficiency of which Verizon acknowledges, Verizon agrees **** to replace **** during the term of the Agreement, as defined and as may be extended under Paragraph 3 thereof.

4. Effect of Amendment. All other terms and conditions of the Agreement not expressly modified by this Tenth Amendment shall remain in full force and effect. The Parties hereby affirm and agree such terms remain binding.

5. Further Assurances. The Parties shall cooperate in good faith, and enter into such other instruments and take such other actions, as may be necessary or desirable, to fully implement the intent of this Tenth Amendment.

6. Counterparts; Signatures. This Tenth Amendment may be executed in counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument. When signed by each Party's authorized representative, a copy or facsimile of this Tenth Amendment shall have the same force and effect as one bearing an original signature.

This Tenth Amendment, together with the Agreement, is the complete agreement of the Parties and supersedes all other prior contracts and representations concerning its subject matter. Any further amendments must be in writing and signed by both Parties.

IN WITNESS WHEREOF, the Parties hereto each acting with proper authority have executed this Tenth Amendment as of the Effective Date.


MCI COMMUNICATIONS SERVICES, INC.

By: /s/Peter H. Reynolds
Printed Name: Peter H. Reynolds
Title: Director

GCI COMMUNICATION CORP.

By:  /s/Richard Westlund
Printed Name: Richard Westlund
Title: Senior Vice President & General Manager, Carrier Services

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